JPMorgan Equity Funds

JPMorgan Diversified Mid Cap Fund

(a series of JPMorgan Trust II)

All Share Classes

Supplement dated May 27, 2005

to the Prospectuses and the Statement of Additional Information, dated February 19, 2005

As of July 29, 2005, all instances where the name JPMorgan Diversified Mid Cap Fund (the “Fund”) appears will be changed to JPMorgan Intrepid Mid Cap Fund.

As of July 29, 2005, under the heading Fund Summary: Investments, Risks & Performance, in the section “What are the Fund’s main investment strategies?” the following language will be added:

In managing the Fund, the JPMorgan Investment Advisors, Inc. adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to rank stocks quantitatively in the Fund’s investment universe on the basis of value and momentum factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions.

Stocks held in the Fund that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are generally replaced with the most attractive stocks, on the basis of proprietary quantitative rankings, that also contribute favorably to the risk exposures of the entire portfolio.

The portfolio construction process controls for the sector and industry weights, the rate of turnover, the number of stocks held and position size. Risk or factor exposures are actively managed through portfolio construction.

Conforming changes are made to the Fund’s Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

TOG-F-120-9